UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2017

Iconix Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “Commission”) by Iconix Brand Group, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Commission on May 24, 2017 (the “Original Report”) concerning the Company’s entry into agreements to sell to DHX Media Ltd. (“DHX”) the Company’s entertainment division, which includes an 80% interest in the Peanuts® brand and a 100% interest in the Strawberry Shortcake® brand, for a total purchase price of $345 million, subject to a customary working capital adjustment (the “Sale”). This Amendment is being filed to disclose certain information in the exhibits to the Original Report that was previously redacted pursuant to requests for confidential treatment filed with the Commission. The Membership Interest Purchase Agreement by and among the Company, Icon NY Holdings LLC, IBG Borrower LLC (“IBG Borrower”), DHX and DHX SSP Holdings LLC (“DHX SSP”) and the Membership Interest Purchase Agreement by and among the Company, IBG Borrower, DHX and DHX SSP, each dated as of May 9, 2017, are attached as Exhibits 2.1 and 2.2, respectively. As disclosed on the Current Report on Form 8-K that the Company filed with the Commission on July 7, 2017, the Company completed the Sale on June 30, 2017. The Amendment makes no other amendments to the Original Report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement by and among Iconix Brand Group, Inc., Icon NY Holdings LLC, IBG Borrower LLC, DHX Media Ltd. and DHX SSP Holdings LLC, dated May 9, 2017.*

2.2	Membership Interest Purchase Agreement by and among Iconix Brand Group, Inc., IBG Borrower LLC, DHX Media Ltd. and DHX SSP Holdings LLC, dated May 9, 2017.*

*	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC.

By:	/s/ Jason Schaefer

Name: Jason Schaefer
Title: Executive Vice President and General Counsel

Date: July 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1	Membership Interest Purchase Agreement by and among Iconix Brand Group, Inc., Icon NY Holdings LLC, IBG Borrower LLC, DHX Media Ltd. and DHX SSP Holdings LLC, dated May 9, 2017.*

2.2	Membership Interest Purchase Agreement by and among Iconix Brand Group, Inc., IBG Borrower LLC, DHX Media Ltd. and DHX SSP Holdings LLC, dated May 9, 2017.*

*	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed with the Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.